                         ESC STRATEGIC SMALL CAP FUND
                                a portfolio of
                          ESC STRATEGIC FUNDS, INC.



                      SUPPLEMENT DATED DECEMBER 7, 1995
                                      TO
                        PROSPECTUS DATED JULY 28, 1995


        Effective December 7, 1996, the Officers of the ESC Strategic Small Cap Fund, a portfolio of ESC Strategic Funds, Inc., are authorized to waive the minimum initial and subsequent investment requirements of the Fund.

        This information is added to the paragraph set forth under the heading "Minimum Purchase Requirements" on page 16 of the Fund's prospectus dated July 28, 1995.

                                      ESC
                               [LOGO] STRATEGIC
                                      FUNDS
                          ESC STRATEGIC SMALL CAP FUND
                                 A PORTFOLIO OF
                           ESC STRATEGIC FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                              (800) 261-FUND(3863)

     EQUITABLE SECURITIES CORPORATION -- INVESTMENT ADVISER AND DISTRIBUTOR
           FURMAN SELZ INCORPORATED -- ADMINISTRATOR, TRANSFER AGENT
                           AND FUND ACCOUNTING AGENT
--------------------------------------------------------------------------------

     This Prospectus describes ESC Strategic Small Cap Fund (the "Fund"), the objective of which is a high level of capital appreciation. The Fund is one of five funds comprising ESC Strategic Funds, Inc. (the "Company"), an open-end management registered investment company advised by Equitable Securities Corporation (the "Adviser"). The Fund is a non-diversified separate portfolio of the Company and offers two classes of shares. The Fund bears certain expenses related to the distribution of its shares.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND FUND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN MUTUAL FUNDS, SUCH AS THE FUNDS, INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN THE FUND AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT THE FUND.

     A Statement of Additional Information (the "SAI"), dated July 28, 1995, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or telephoning the Company at the address and information numbers printed above.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                   OR ADEQUACY OF THIS PROSPECTUS. ANY
                        REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                  The Date of this Prospectus is July 28, 1995

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
Highlights.......................................................................    2
Fund Expenses....................................................................    4
Fee Table........................................................................    4
Financial Highlights.............................................................    5
The Fund.........................................................................    6
Risks of Investing in the Fund...................................................    7
Management of the Fund...........................................................   10
Fund Share Valuation.............................................................   13
Pricing of Fund Shares...........................................................   14
Minimum Purchase Requirements....................................................   16
Purchase of Fund Shares..........................................................   16
Retirement Plan Accounts.........................................................   17
Exchange of Fund Shares..........................................................   18
Redemption of Fund Shares........................................................   18
Dividends, Distributions, and Federal Income Taxation............................   21
Description of Securities and Investment Practices...............................   22
Investment Restrictions..........................................................   25
Other Information................................................................   26
Appendix.........................................................................   28

--------------------------------------------------------------------------------

HIGHLIGHTS

THE FUND

This Prospectus describes ESC Strategic Small Cap Fund (the "Fund"), one of five Funds comprising ESC Strategic Funds, Inc. (the "Company"). The Fund's objective is a high level of capital appreciation. The Fund invests primarily in equity securities of domestic and foreign issuers with market capitalization of generally no more than $800 million at the time of purchase. THE FUND MAY INVEST SUBSTANTIAL PORTIONS OF ITS PORTFOLIO IN INDIVIDUAL ISSUERS AND THEREFORE DOES NOT INTEND TO BE DIVERSIFIED.

SPECIAL RISKS

THE FUND MAY ENGAGE IN TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS FOR HEDGING PURPOSES, PROVIDED THAT NO MORE THAN 5% OF THE FUND'S ASSETS MAY BE PLACED AT RISK BY SUCH TRANSACTIONS. THESE AND OTHER INVESTMENT PRACTICES OF THE FUND, INCLUDING ITS NON-DIVERSIFIED STATUS, INVOLVE SPECIAL RISKS. FOR MORE INFORMATION ON THESE PRACTICES AND OTHER INVESTMENTS AND INVESTMENT RESTRICTIONS AND RISKS, SEE "DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES" AND "RISKS OF INVESTING IN THE FUND." THERE CAN, OF COURSE, BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. MOREOVER, INVESTORS SHOULD BE AWARE THAT THE VALUE OF THE FUND'S SHARES WILL FLUCTUATE, WHICH MAY CAUSE A LOSS IN THE PRINCIPAL VALUE OF THE INVESTMENT.

THE ADVISER AND THE MANAGER

Overall management of the Fund is provided by Equitable Securities Corporation (the "Adviser"). The Adviser, headquartered in Nashville, Tennessee, is a New York Stock Exchange member investment banking and securities brokerage firm. Founded in 1930, the predecessor of the Adviser developed a national clientele as an investment banking firm dealing in both corporate and municipal securities. In 1968, the American Express Company acquired the Adviser's predecessor and in 1972 the firm was reestablished as an independent company when a group of its employees purchased the firm. Equitable Trust Company, a wholly-owned subsidiary of the Adviser formed in 1991, provides investment management, trust, and other fiduciary services to individuals and other clients. In 1986, the Adviser formed the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IMES Consulting Group to provide consulting services to institutional and individual investors employing outside investment management expertise. The primary services of the IMES Consulting Group are strategic investment planning, asset allocation analysis, investment manager evaluation and performance measurement. The IMES Consulting Group provides primary information within Equitable Securities Corporation in the latter's role as Adviser of the ESC Strategic Funds. For its services, the Adviser receives a fee at an annual rate of 1.0% based on the Fund's average daily net assets. This fee, which is higher than those for most other investment companies, is used by the Adviser to pay the Manager's fee, at no additional cost to the Fund.

Portfolio management for the Fund is provided by Equitable Asset Management, Inc. ("EAM"), an affiliate of the Adviser. See "Management of the Fund."

THE DISTRIBUTOR AND ADMINISTRATOR

Equitable Securities Corporation distributes the Fund's shares and may be reimbursed for certain of its distribution-related expenses. Furman Selz Incorporated ("Furman Selz") acts as Administrator, transfer agent and fund accounting agent to the Fund. For its services as Administrator, the Fund pays Furman Selz a fee at the annual rate of 0.15% of its average daily net assets. Furman Selz receives separate fees for its services as transfer agent and fund accounting agent. See "Management of the Fund."

CLASSES OF SHARES

The Fund offers investors a choice of two classes of shares which differ principally with respect to sales charges and the rate of expenses to which they are subject. Investors may select the class which better suits their investment needs. Class A shares are offered with a maximum front-end sales charge of 4.50%, which may be reduced or waived in certain cases. See "Purchase of Fund Shares." Class A shares are also subject to a Service and Distribution Fee calculated at an annual rate of up to 0.25% of the average daily net asset value of Class A shares. Class D* shares are offered with no front-end sales charge through October 31, 1995 (pursuant to a waiver by the Distributor of the 1.50% front-end sales charge, which waiver may be extended for additional one-year periods) and are subject to a Service and Distribution Fee at an annual rate of up to 0.75% based on the average daily net asset value of Class D shares. See "Management of the Fund -- The Distributor."

In selecting between the classes, a prospective investor should consider the impact of the sales charge together with the cumulative effect of the Service and Distribution Fees for each class over the anticipated period of investment, as well as the effect of any sales charge waivers to which the investor may be entitled. Investors should be aware that other expenses attributable to each class may differ slightly due to the allocation to each class of certain "class specific" expenses, including distribution and marketing expenses and federal and state securities registration fees. Finally, investors should be aware that persons selling shares of the Fund may receive different levels of compensation for sales of Class A and Class D shares.

GUIDE TO INVESTING IN ESC STRATEGIC SMALL CAP FUND

Purchase orders for shares of the Fund received by your broker or Service Organization in proper order prior to 4:15 p.m., Eastern time, and transmitted to the Fund prior to 5:00 p.m. Eastern time will become effective that day.

- Minimum initial investment..................................................  $10,000
- Minimum initial investment for IRAs and other qualified retirement plans....  $ 2,000
- Minimum subsequent investment...............................................  $    50

Shareholders may exchange shares of a particular class of the Fund for shares of the same class in another fund of ESC Strategic Funds, Inc. by telephone or mail.

- Minimum initial exchange....................................................  $ 2,000
  (No minimum for subsequent exchanges.)

---------------

* Class D shares were formerly designated as Class B shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholders may redeem shares by telephone, mail or wire.

- The Fund reserves the right to redeem upon not less than 30 days' notice all shares in an account which has an aggregate value of $500 or less.

All dividends and distributions will be automatically reinvested at net asset value in additional shares of the same class of the Fund unless cash payment is requested.

- Distributions for ESC Strategic Small Cap Fund are paid at least annually.

See "Purchase of Fund Shares" and "Redemption of Fund Shares" for more information.
--------------------------------------------------------------------------------

FUND EXPENSES

The following expense tables indicate costs and expenses that an investor should anticipate incurring either directly or indirectly as a shareholder of the Fund during its fiscal year ending March 31, 1996. The numbers reflect estimated levels of operating expenses based on general industry experience.

FEE TABLE

                                                                        ESC STRATEGIC
                                                                       SMALL CAP FUND
                                                                     -------------------
                                                                     CLASS A     CLASS D
                                                                     -------     -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)*.............................    4.50%       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)..............................    None        None
Deferred Sales Charge (as a percentage of redemption proceeds).....    None        None
Exchange Fees......................................................    None        None
ANNUAL FUND OPERATING EXPENSE
     (as a percentage of average net assets annualized)
  Management Fees..................................................    1.00%       1.00%
  12b-1 Fees**.....................................................    0.25%       0.75%
  Other Expenses...................................................    0.75%       0.75%
                                                                     -------     -------
TOTAL PORTFOLIO OPERATING EXPENSES.................................    2.00%       2.50%
                                                                     ======      ======

---------------

  * An initial sales charge of 1.50% on Class D shares is being waived by the Distributor through October 31, 1995. This waiver may be extended by the Distributor for additional one-year periods.

 ** Under rules of the National Association of Securities Dealers, Inc. (the
    "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of the Fund, long-term shareholders may pay more initial sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. See "Management of the Fund."

The Purpose of this table is to assist the prospective investor in understanding the various costs and expenses that a Fund shareholder will bear.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLE:*

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                                                       ESC STRATEGIC
                                                                      SMALL CAP FUND
                                                                     -----------------
                                                                     CLASS A   CLASS D
                                                                     -------   -------
    1 year.........................................................   $  64     $  25
    3 years........................................................   $ 105     $  78
    5 years........................................................   $ 148     $ 133
    10 years.......................................................   $ 267     $ 284

------------

* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial data shown below, which is audited, is to assist investors in evaluating the performance of the Fund since its inception on June 8, 1994 through March 31, 1995. This data is based on information contained in audited financial statements for the same period which are contained in the Statement of Additional Information.

                                                                    ESC STRATEGIC
                                                                    SMALL CAP FUND
                                                                    FOR THE PERIOD
                                                                    JUNE 8, 1994*
                                                                       THROUGH
                                                                    MARCH 31, 1995
                                                               ------------------------
                                                               CLASS A          CLASS D
                                                               -------          -------
Net Asset Value, Beginning of Period:........................  $ 10.00          $ 10.00
                                                               -------          -------
Income from Investment Operations:
  Net investment (loss):.....................................    (0.03)           (0.05)
  Net realized/unrealized gain on investments:...............     1.52             1.51
                                                               -------          -------
  Total from Investment Operations:..........................     1.49             1.46
                                                               -------          -------
Less Distributions:
  Dividends from capital gains:..............................    (0.24)           (0.24)
  Dividends from net investment income:......................        0                0
                                                               -------          -------
Total Distributions:.........................................    (0.24)           (0.24)
                                                               -------          -------
Net Asset Value, End of Period:..............................  $ 11.25          $ 11.22
                                                                ======           ======
Total Return (not reflecting sales load):....................    15.03%           14.72%
Net Assets End of period (in thousands):.....................  $ 8,785          $ 3,367
Ratios to Average Net Assets of:
  Net investment income:.....................................    (0.43)%**        (0.93)%**
  Expenses net of waivers/reimbursements:....................     2.00%**          2.50%**
  Expenses before waivers/reimbursements:....................     3.28%**          3.68%**
Portfolio Turnover Rate:.....................................      151%             151%

---------------

 * Commencement of operations

** annualized

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE FUND

Investors seeking long-term capital appreciation and who believe that smaller companies may offer special opportunities for growth over the long term should consider investing in ESC Strategic Small Cap Fund.

The investment objective of the Fund is a high level of capital appreciation. Under normal circumstances, at least 65% of the value of the Funds' total assets will be invested in equity securities of issuers with market capitalization of $1 billion or less, and as a matter of operating policy, the Fund will invest primarily in companies with market capitalization of $800 million or less at the time of investment. The Fund's portfolio will include equity securities of companies believed by the Manager to show superior prospects for growth due, for example, to promising new products, new distribution strategies, new manufacturing technologies or new management teams or management philosophy. In the Manager's view, such companies tend to be responsible for technological breakthroughs and/or unique solutions to market needs. By focusing on internal rather than external factors, the Fund attempts to minimize the risk associated with macro-economic forces such as changes in commodity prices, currency exchange rates and interest rates. There can be no assurance that the Fund will achieve its investment objective.

In selecting portfolio companies, the Manager considers the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation relative to earnings growth as well as historic and comparable company valuations. The Manager also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically, companies included in the Fund's portfolio will show earnings growth exceeding 20% compared to the previous year's comparable period. Companies with excessive levels of debt will generally be avoided.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Manager attempts to invest in those companies that are not well followed generally by securities analysts and the financial press. Because such securities tend not to be efficiently priced, the Manager believes they offer potentially superior investment opportunities. The Manager favors portfolio companies whose price when purchased is between five and fifteen times projected earnings for the coming year.

Although the Fund's portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances: (a) the anticipated price appreciation has been achieved or is no longer probable; (b) the Manager's analysis indicates that the company's fundamentals may be deteriorating; (c) general market expectations regarding the company's future performance exceed those of the Manager; or (d) alternative investments, in the Manager's view, offer superior potential for appreciation.

The Fund's portfolio will consist primarily of common stocks, but may also include convertible preferred, participating preferred and preferred stocks. Its equity investments will be traded on domestic or foreign securities exchanges or in over-the-counter markets. For temporary defensive and liquidity purposes, however, it may invest in U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) rated high grade or better or, if unrated, determined to be of comparable quality by the Fund's Manager.

INVESTING IN COMPANIES THAT ARE UNDERGOING INTERNAL CHANGE MAY INVOLVE SPECIAL RISKS DUE TO THE UNKNOWN EFFECTS OF CHANGE. ADDITIONALLY, THE FUND WILL NOT BE A "DIVERSIFIED" INVESTMENT COMPANY AND MAY THEREFORE INVEST SUBSTANTIAL PORTIONS OF ITS ASSETS IN SECURITIES OF INDIVIDUAL ISSUERS. THUS, THE FUND WILL NOT HAVE THE SAME DIVERSIFICATION OF INVESTMENT RISK AS A DIVERSIFIED FUND. (A "diversified" investment company must, with

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

respect to at least 75% of its assets, invest no more than 5% of its total assets in the securities of a single issuer, and own no more than 10% of the outstanding voting securities of a single issuer, except for cash, cash items, U.S. Government securities, and securities of other investment companies.) The Fund intends, however, to meet the diversification requirements under the Internal Revenue Code of 1986 to qualify for tax treatment as a regulated investment company. In addition to the investment policies and practices described above, the Fund may engage in transactions in options and futures contracts for hedging purposes, provided that no more than 5% of the Fund's assets may be placed at risk by such transactions. (See "Risks of Investing in the Fund."). For additional information on these and other investments and investment restrictions, see "Description of Securities and Investment Practices," "Investment Restrictions," and the SAI. The Fund's Manager is EAM. For information regarding the Manager, see "Management of the Fund."

--------------------------------------------------------------------------------

RISKS OF INVESTING IN THE FUND

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. Additionally, an investment in the Fund may entail special risks because (a) the Fund is not required to be diversified and (b) investments in small companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser and Manager monitor developments in the economy, the securities markets, and with each particular issuer.

Foreign Securities. Investing in the securities of issuers in any foreign country, including ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's objectives may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Through the Fund's flexible policies, the Manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments. See the SAI for further information about foreign securities.

Short Sales. The Fund will incur a loss as a result of a short sale (other than a short sale against the box) if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases of a security can equal only the total amount invested. To limit these risks, a Fund's short sales (other than short sales against the box) will be only with respect to securities fully listed on a national securities exchange and will not at any time exceed a dollar amount equal to 25% of the Fund's net equity. Further, a Fund's short sales of securities of a single issuer will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer.

Risks of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position. If the Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so. Options transactions involve, additionally, risks similar to those described below in "Risks of Futures and Related Options Transactions."

Currency Risk. Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. The Fund may, however, engage in foreign currency transactions to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign curren-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

cies, and foreign exchange futures contracts. (See below.) The Fund cannot assure that these techniques will always be successful.

Foreign Currency Options. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S dollar. The Fund will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Risks of Futures and Related Options Transactions. There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund's use of futures contracts and related options for hedging may protect the Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or securities prices. There can be no guarantee that the Manager's forecasts about market values, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from skills required to manage other assets in the Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. The Fund will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total assets.

The Fund may trade futures contracts and options on futures contracts on U.S. domestic markets and also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are princi-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

pal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

Risks of Forward Foreign Currency Contracts. The precise matching of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Fund.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The Directors are William Howard Cammack, Sr.; William Howard Cammack, Jr.; J. Bransford Wallace; Brownlee O. Currey, Jr.; and
E. Townes Duncan. Additional information about the Directors, as well as the Company's executive officers, may be found in the SAI under the heading "Management -- Directors and Officers." The Adviser continuously monitors the performance of the Fund and its Manager. Investments and investment management decisions are made by the Fund's Manager based on the Fund's investment objective and policies.

THE ADVISER: EQUITABLE SECURITIES CORPORATION

Equitable Securities Corporation, 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743, is a registered investment adviser, a registered broker-dealer, and a member of the New York Stock Exchange, Inc. Together with predecessors, the Adviser has been in business since 1930 and has operated under its present name since 1972. Through its IMES Consulting Group, the Adviser provides consulting services to clients regarding the strategic allocation of assets and the selection and monitoring of investment management firms. The Adviser serves as General Partner of several private, unregistered limited partnerships. The Company is the Adviser's first registered investment company client. The Fund's Manager, EAM, is a subsidiary of the Adviser's subsidiary, Equitable Trust Company, and is, therefore, an affiliate of the Adviser. The Adviser and its affiliates had approximately $485 million under management at March 31, 1995.

For the advisory services it provides the Fund, the Adviser receives fees, payable monthly based on average daily net assets, at an annual rate of 1.0% of the Fund's average net assets. This fee is higher than that paid by most other Funds. The Manager's fees, equal on an annual basis to 0.50% of the Fund's average daily net assets, are paid by the Adviser from its fees from the Fund. The Adviser has agreed to limit the Fund's expenses to the following percentages of the net assets of each class: 2.00% (Class A) and 2.50%. (Class D) For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, the Adviser waived the fee of $21,417 for the Small Cap Fund. Absent this waiver agreement, the Advisory fee would have been $71,388.

W. Howard Cammack, Jr. has primary responsibility for the Adviser's advice to the Fund. Mr. Cammack joined the Adviser in 1979. He is presently a Managing Director, is head of the Adviser's Investment Management and Fiduciary Services Group, and is a member of the Board of Directors of the Adviser and of its wholly-owned subsidiary,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Equitable Trust Company. In 1986, Mr. Cammack organized the Adviser's IMES Consulting Group, which he oversees. Mr. Cammack received a Bachelor's degree in history from Tulane University in 1979.

THE MANAGER

Equitable Asset Management, Inc. ("EAM"), 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743, is a subsidiary of Equitable Trust Company, a single-purpose financial institution chartered under Tennessee banking statutes and a wholly-owned subsidiary of the Adviser. EAM began business as an investment adviser in 1988 and at March 31, 1995 managed approximately $6.4 million in assets. Frank D. Inman has primary investment responsibility for equity management at EAM, including EAM's services to the Fund. Mr. Inman joined Equitable Securities Corporation in May of 1988 where he is a Managing Director. Prior to that date, Mr. Inman was Director of Institutional Equity Sales at Interstate Securities in Charlotte, North Carolina. Mr. Inman received a Bachelors degree in English from the University of Georgia in 1973 and a Masters degree in Business Administration from Georgia State University in 1979.

THE DISTRIBUTOR

The Adviser acts as Distributor for the Funds pursuant to a Distribution
Contract.

The Fund has adopted a service and distribution plan ("Plan") with respect to each class of its shares. The Plan provides that Class A shares will pay the Distributor a fee up to an annual rate of 0.25% (which may include a 0.25% Service Fee) of the value of average daily net assets of Class A shares as reimbursement for its costs incurred for financing certain distribution and shareholder service activities related to Class A shares. For the period ended March 31, 1995, the Distributor received $11,355 for the Small Cap Fund, pursuant to the Class A Plan. The Plan provides that Class D shares will pay the Distributor amounts up to an annual rate of 0.75% (which may include a 0.25% Service Fee) of the average daily net assets of Class D shares as reimbursement for its costs incurred to finance certain distribution and shareholder service activities related to Class D Shares. For the period ended March 31, 1995, the Distributor received $9,355 for the Small Cap Fund pursuant to the Class D Plan. Service Fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders.

Under the Plan, the Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain shareholder service or distribution activities. Selling dealers may be paid amounts, at the end of each year, totalling up to 0.25% of the average daily net asset value of Class A shares and 0.75% of the average daily net asset value of Class D shares in their clients' accounts. Amounts received by the Distributor may, additionally, subject to the Plan maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of the Plan, including related legal and accounting fees. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan in that year.

SERVICE ORGANIZATIONS

Payments may be made by the Fund or by the Adviser to various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") for providing administrative services for the Fund and its shareholders, such as maintaining shareholder records, answering shareholder inquiries and forwarding materials and information to shareholders. The Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of either class owned by shareholders with whom the Service Organization has a servicing relationship.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investment or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

ADMINISTRATIVE SERVICES

Furman Selz Incorporated, 237 Park Avenue, New York, New York 10017, acts as the Fund's Administrator. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pursuant to an Administrative Services Contract with the Company, Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (a) general supervision of the Fund's operation including coordination of the services performed by the Adviser, Manager, custodian, independent accountants and legal counsel; (b) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports; (c) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Directors; and (d) furnishing office space and certain facilities required for conducting the Fund's business. For these services, Furman Selz receives from the Fund a fee, payable monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, the Administrator waived the fee of $5,442 for the Small Cap Fund. Absent this waiver agreement, the Administrative fee would have been $10,709. Pursuant to a Services Agreement between the Company and Furman Selz, Furman Selz provides the Company with transfer and dividend disbursing agent services, for which it receives a fee with respect to the Fund of $15.00 per account per year subject to a required minimum fee of $10,000, plus out-of-pocket expenses. For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, the Transfer Agent waived the fee of $2,102 for the Small Cap Fund. Absent this waiver agreement, the transfer agent fee would have been $8,137. Pursuant to a Fund Accounting Agreement between the Company and Furman Selz, Furman Selz assists the Company in calculating net asset values and provides certain other accounting services for the Fund described therein, for an annual fee of $30,000, plus out-of-pocket expenses. For the period ended March 31, 1995, Furman Selz earned for Fund accounting services including out of pocket expenses $25,666.

OTHER EXPENSES

The Fund bears all costs of its operations other than expenses specifically assumed by the Administrator, the Adviser, the Manager or other service providers. In addition to the fees to service providers described above, the costs borne by the Fund, some of which may vary between the classes, as noted above, include: legal and accounting expenses; Directors' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparing and distributing reports, proxy statements and prospectuses to existing shareholders. The Fund bears its own expenses associated with its establishment as a portfolio of the Com-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

pany; these expenses are amortized over a five-year period from the commencement of the Fund's operations. Company expenses directly attributable to the Fund or to a class are charged to the Fund or that class; other expenses are allocated proportionately among all of the funds (including the Fund) and classes in the Company in relation to the net assets of each fund and class.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement and Portfolio Management Agreement, the Manager places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers it selects in its discretion.

In effecting purchases and sales of portfolio securities for the account of the Fund, the Manager will seek the best execution of the Fund's orders. Purchases and sales of common stocks are generally placed by the Manager with broker-dealers which, in the judgment of the Manager, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Manager. Broker-dealers selected to execute portfolio transactions for the Fund may include affiliates of the Company, the Adviser, the Administrator, the Manager or a manager of another fund of the Company, provided the charge for any such transaction does not exceed usual and customary levels. The Manager may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Manager believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Manager. The Fund will not pay higher securities prices or higher mark-ups or mark-downs, in recognition of the value of research services provided by a securities dealer, on transactions with a securities dealer where the dealer sells securities to the Fund or purchases them from the Fund, on a principal basis. Purchases and sales of any portfolio debt securities for the Fund are generally placed by the Manager with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Fund may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. To the extent permitted by, and subject to conditions of, applicable law and regulations, the Fund may purchase securities from an underwriting syndicate of which an affiliate of the Company, the Adviser, the Administrator or a Manager is a member (but not directly from such affiliate).

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Manager may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

--------------------------------------------------------------------------------

FUND SHARE VALUATION

The net asset value per share for each class of shares of the Fund is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser, the Manager and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.

Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. All assets and liabilities initially expressed in foreign currencies will be expressed for valuation purposes in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

With respect to options contracts sold by the Fund, the Fund records the premium received as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Directors.

--------------------------------------------------------------------------------

PRICING OF FUND SHARES

Orders for the purchase of shares of each class will be executed at the net asset value per share of that class plus any applicable sales charge (the "public offering price") next determined after an order has been received in proper order by the Fund, or by an authorized broker, investment adviser or Service Organization and transmitted to the Fund by 5:00 p.m. Eastern Time. (See "Purchase of Fund Shares"). The sales charge on purchases of each class of shares of the Fund is as follows:

                                                                   SALES CHARGE AS A       AMOUNT OF SALES
                                                                     PERCENTAGE OF         CHARGE REALLOWED
                                                                 ---------------------     TO DEALERS AS A
                                                                  PUBLIC        NET         PERCENTAGE OF
                                                                 OFFERING      AMOUNT      PUBLIC OFFERING
                        CLASS A SHARES                            PRICE       INVESTED          PRICE
---------------------------------------------------------------  --------     --------     ----------------
Amount of Investment
Less than $100,000.............................................    4.50%        4.71%            4.00%
$100,000 but less than $250,000................................    3.50%        3.63%            3.00%
$250,000 but less than $500,000................................    2.50%        2.56%            2.25%
$500,000 but less than $1,000,000..............................    2.00%        2.04%            1.75%
$1,000,000 and over............................................    None         None             None
CLASS D SHARES*................................................    None         None             None

---------------

* An initial sales charge of 1.50% on Class D shares is being waived by the Distributor through October 31, 1995. This waiver may be extended by the Distributor for additional one-year periods.

The sales charge will not apply to shares of either class purchased by: (a) trust, investment management and other fiduciary accounts managed by the Adviser, the Manager or a manager of another fund of the Company pursuant to a written agreement;

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(b) any person purchasing shares with the proceeds of a distribution from a trust, investment management or other fiduciary account managed by the Adviser, the Manager or a manager of another fund of the Company pursuant to a written agreement; (c) any person purchasing shares with the proceeds of a redemption of shares of a mutual fund, other than ESC Strategic Funds, Inc., that were originally purchased with a sales load; (d) Furman Selz or any of its affiliates; (e) Directors or officers of the Fund; (f) directors or officers of Furman Selz, the Adviser, the Manager or a manager of another fund of the Company, or affiliates or bona fide full-time employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or (g) retirement accounts or plans (or monies from retirement accounts or plans) for which there is a written service agreement between the Company and the Plan Sponsor, so long as such shares are purchased through the Distributor; or (h) any person purchasing shares within an asset allocation or fee based program sponsored by a financial services organization. The sales charge also does not apply to shares sold to representatives of selling brokers and members of their immediate families. In addition, the sales charge does not apply to sales to bank trust departments, acting on behalf of one or more clients, of shares having an aggregate value equal to or exceeding $200,000.

See "Dividends, Distributions and Federal Income Tax," for an explanation of circumstances in which a sales charge paid to acquire shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those shares.

QUANTITY DISCOUNTS IN THE SALES CHARGES

  Right of Accumulation

The Fund permits sales charges on Class A shares to be reduced through rights of accumulation. For Class A shares, the schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase of Class A shares of the Fund is added to the net asset value of any other Class A shares of funds in the Company owned at the time by the investor. The sales charge imposed on the Class A shares being purchased will then be at the rate applicable to the aggregate of Class A shares purchased. For example, if the investor held Class A shares of the Fund and other funds in the Company valued at $100,000 and purchased an additional $20,000 of shares of the Fund or of another fund in the Company (totalling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors or their dealers make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of shares of the Fund or another fund in the Company. If the investor knows that he will be making additional purchases of shares in the future, he may wish to consider executing a Letter of Intent.

  Letter of Intent

The schedule of reduced sales charges is also available to Class A investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of the Fund. Shares of the Fund previously purchased during a 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder or the dealer notifies the Fund of such prior purchases.

A Letter of Intent permits an investor to establish a total investment goal for the Fund to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

amount represented by the goal as if it were a single investment. A number of shares totalling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Distributor in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

The Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the Letter of Intent provides that a sufficient number of escrowed shares will be liquidated to reimburse the Distributor to the extent of the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Fund, increase the amount of the stated goal. In that event, shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Fund shares pursuant to a Letter of Intent should carefully read the application for Letter of Intent which is available from the Fund.

--------------------------------------------------------------------------------

MINIMUM PURCHASE REQUIREMENTS

The minimum initial investment in the Fund is $10,000, except that the minimum is $2,000 for an IRA or other qualified retirement plan. Any subsequent investments must be at least $50, including an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. However, a separate application is required for IRA and other qualified retirement plan investments. The Fund reserves the right to reject purchase orders.

--------------------------------------------------------------------------------

PURCHASE OF FUND SHARES

All funds received by the Fund are invested in full and fractional shares of the indicated class of the Fund. Certificates for shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase.

An investment may be made using any of the following methods:

Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, a Purchase Application must have been completed and the customer must notify the broker, investment adviser or Service Organization of the amount to be invested. The broker will then contact the Fund to place the order.

Orders received by the broker or Service Organization in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 5:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. Written confirmation of an order should be received a few days after the broker has placed the order.

From the Distributor. Shares may be purchased directly from the Distributor by sending a completed Purchase Application

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

together with a money order, check or other negotiable bank draft to ESC Strategic Funds, Inc., P.O. Box 4490, Grand Central Station, New York, New York 10163-4490.

By Wire. Investments may be made directly through the use of wire transfers of Federal funds. An investor's bank may wire Federal funds to the Fund. In most cases, the bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. The bank will normally charge a fee for handling the transaction. To purchase shares by a Federal funds wire, investors should first contact Furman Selz Mutual Funds Client Services Wire Desk which will establish a record of information for the wire to insure the correct processing of funds. The Wire Desk may be called at 1-800-261-FUND(3863).

The investor's bank should wire funds using the following instructions:

Investors Fiduciary Trust Company
Kansas City, MO 64105
ABA #1010-0362-1
Account #751-2996
Further Credit to: ESC Strategic Small Cap Fund

Investors who have read the Prospectus may establish a new regular account through the Wire Desk; IRAs and other qualified retirement plan accounts may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all dividends and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. By using the Purchase Application, an investor may specify other distribution options and may add any special features offered by the Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

Institutional Accounts. Bank trust departments and other institutional accounts, not subject to sales charges, may place orders directly with the Fund by telephone at 1-800-261-FUND(3863).

Automatic Investment Program. An eligible shareholder may also participate in the ESC Strategic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Shareholders may commence their participation in this program with a minimum initial investment of $10,000 and may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month or calendar quarter into their established Fund account. Contact the Fund for more information about the ESC Strategic Automatic Investment Program.

--------------------------------------------------------------------------------

RETIREMENT PLAN ACCOUNTS

The Fund may be used as a funding medium for IRAs and other qualified retirement plans ("Plans"). The minimum initial investment for an IRA or a Plan is $2,000. An IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA; in addition there will be charged a $10.00 termination fee when the account is closed. Fund shares may also be purchased for IRAs and Plans established with other authorized custodians. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs and other Plan accounts, call the Fund at 1-800-261-FUND(3863).

EXCHANGE OF FUND SHARES

The Fund offers two convenient ways to exchange shares for shares of another fund in the Company. Shares of a particular class of the Fund may be exchanged only for shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of that same class in another fund, with no sales charge. Before engaging in an exchange transaction, a shareholder should obtain and read carefully a prospectus for the fund into which the exchange will occur. A shareholder may not exchange Fund shares for shares of another fund that is not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $2,000. There is no minimum for subsequent exchanges, and no service fee is imposed for an exchange. The Company may terminate or amend the terms of the exchange privilege at any time upon 60 days' notice to shareholders.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales charge paid to acquire shares of the Fund may not be taken into account in determining gain or loss on the disposition of those shares.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Fund containing the information described below.

Exchange by Mail. To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Fund. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the name of the Fund and of the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, broker-dealers, credit unions and savings associations.

Exchange by Telephone. To exchange Fund shares by telephone or to ask any questions, shareholders may call the Fund at 1-800-261-FUND(3863). Please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund and of the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Company reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time.

--------------------------------------------------------------------------------

REDEMPTION OF FUND SHARES

Shareholders may redeem their shares, in whole or in part, on any business day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the Fund. See "Determination of Net Asset Value." A redemption may be a taxable transaction on which gain or loss may be recognized.

Where the shares to be redeemed have been purchased by check, the redemption request will be held until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, the shareholder will continue to be a record owner of shares for

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

purposes of receiving any declared dividends and will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to three days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

Redemption Methods. To ensure acceptance of a redemption request, it is important that shareholders follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

A shareholder may redeem shares using any of the following methods:

Through an Authorized Broker, Investment Adviser or Service Organization. The shareholder should contact his or her broker, investment adviser or Service Organization and provide instructions to redeem shares. These organizations are responsible for the prompt transmission of orders. The broker will contact the Fund and place a redemption trade. The broker may charge a fee for this service.

By Mail. Shareholders may redeem shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (a) the name of the Fund, class of shares and account registration from which shares are being redeemed; (b) the account number; (c) the amount to be redeemed; (d) the signatures of all registered owners; and (e) a signature guarantee by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

By Telephone. Shareholders may redeem shares by calling the Fund toll free at 1-800-261-FUND(3863). Be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the name of the Fund and the class from which shares are being redeemed; and (c) the amount to be redeemed. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

By Wire. Shareholders may redeem shares by contacting the Fund by mail or telephone and instructing the Fund to send a wire transmission to the shareholder's bank.

The shareholder's instructions should include: (a) the account number, social security number and account registration; (b) the name of the Fund and the class from which shares are being redeemed; and (c) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on the shareholder's Purchase Application, and a copy is attached of a void check on an account where proceeds are to be wired. The bank may charge a fee for receiving a wire payment on behalf of its customer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Systematic Withdrawal Plan. An owner of $12,000 or more of shares of the Fund may elect to have periodic redemptions made from his account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

Reinstatement Privilege. A shareholder who has redeemed shares on which a sales charge was paid may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the same class of the Fund, and the same account from which the shares were redeemed. A redemption is a taxable transaction and gain may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales charge paid to acquire shares of the Fund may not be taken into account in determining gain or loss on the disposition of those shares.

Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, a Fund account that has been reduced by a shareholder (not by market action) to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, the account will not be redeemed.

Redemption in Kind. All redemptions of Fund shares shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in readily marketable securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued generally. If the recipient were to sell such securities, he or she would incur brokerage charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND
FEDERAL INCOME TAXATION

The Fund intends to qualify annually as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. If the Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any U.S. federal income or excise tax.

The Fund intends to distribute at least annually to its shareholders all of its investment company taxable income (which includes, among other items, dividends and interest, less expenses and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund also intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against current year capital gains.

Distributions will be paid in additional Fund shares of the relevant class based on the net asset value of that class at the close of business of the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash.

Any dividend or other distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income taxes, as discussed below.

Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the deduction for dividends received by corporations. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies when Fund shares are exchanged within 90 days after the date they were purchased for shares of another fund without payment of a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

this rule will be treated as a sales charge paid for the new shares.

The Fund may be required to withhold Federal income tax of 31% ("backup withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or a shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Further information relating to tax consequences is contained in the SAI.

Shareholders will be notified annually by the Company as to the federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of Fund shares in their particular circumstances.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES AND
INVESTMENT PRACTICES

U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

Bank Obligations. These obligations include negotiable certificates of deposit and bankers' acceptances. The Fund limits its bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by govern-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ment agencies and instrumentalities. The Fund has established standards of creditworthiness for issuers of such investments.

Corporate Debt Securities. The Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the previously disclosed minimum ratings criteria established for the Fund under the direction of the Board of Directors and the Fund's Manager or, if unrated, are in the Manager's opinion comparable in quality to corporate debt securities in which the Fund may invest. See "The Fund." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral plus accrued interest will be marked-to-market daily. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Manager, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

Loans of Portfolio Securities. To increase current income the Fund may lend its portfolio securities worth up to 5% of the Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.

Variable and Floating Rate Demand and Master Demand Notes. The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The repurchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund's investments in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of the Fund's net assets.

The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

Foreign Securities. The Fund may purchase foreign securities traded in the United States or in foreign markets. The Fund may invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholders. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

The Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bankers' acceptances issued by foreign banks, U.S. dollar-denominated bonds sold in the United States ("Yankee bonds"), other bonds denominated in U.S. dollars or other currencies and sold to investors outside the United States ("Eurobonds"), and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to the Fund concerning unsponsored securities, for which the paying agent is located outside the United States. See "Risks of Investing in the Fund."

Forward Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See the SAI for further information concerning forward foreign currency transactions.

Futures Contracts and Options. The Fund may purchase and sell futures contracts on securities, currencies, and indices of securities, and write and sell put and call options on securities, currencies and indices of securities as a hedge against changes in interest rates, stock prices, currency fluctuations and other market developments, provided that not more than 5% of the Fund's net assets are committed to margin deposits on futures contracts and premiums for options. See the SAI for further information about futures and options. See "Risks of Investing in the Fund" for a discussion of risks related to investing in futures and options.

Short Sales. The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. Risks associated with short sales of securities are described below under "Risks of Investing in the Fund."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To complete a short sale, the Fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund from the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). In addition, the Fund will place in a segregated account with its custodian an amount of cash or U.S. Government Securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short, and (b) any cash or U.S. Government Securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. For further limitations on the Fund's short sales, see "Risks of Investing in the Fund."

Short Sales Against the Box. The Fund may, in addition to engaging in short sales as described above, enter into a short sale of common stock such that when the short position is open, the Fund owns an equal amount of preferred stock or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as one "against the box," will be entered into by the Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the Fund delivers the convertible securities to close out its short position. Although, prior to delivery, the Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will deposit, in a segregated account with its custodian, convertible preferred stocks or convertible debt securities in connection with short sales against the box.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

The following restrictions are applicable to the Fund.

(1) The Fund may not purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities.

(2) The Fund may not borrow money, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes. The Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets.

(3) The Fund may not make loans, except that the Fund may (a) lend its portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

securities, (b) enter into repurchase agreements with respect to its portfolio securities, and (c) purchase the types of debt instruments described in this Prospectus or the SAI.

The foregoing investment restrictions and those described in the SAI as fundamental are policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities as described under "Other Information -- Voting."

Additionally, as a non-fundamental policy, the Fund may not invest more than 15% of the value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice).

If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

--------------------------------------------------------------------------------

OTHER INFORMATION

CAPITALIZATION

ESC Strategic Funds, Inc. was organized as a Maryland corporation on November 24, 1993 and currently consists of five separately managed portfolios, including the Fund. (The Company has two additional portfolios that are currently inactive.) The Board of Directors may establish additional portfolios in the future. The capitalization of the Company consists solely of 650 million shares of common stock with a par value of $0.001 per share. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.

VOTING

Shareholders have the right to vote in the election of Directors and on any and all matters on which, by law or under the provisions of the Articles of Incorporation, they may be entitled to vote. The Company is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. The Fund's shareholders vote separately on matters affecting only that Fund, such as the Portfolio Management Agreement, and shareholders of each class vote separately on matters affecting only that class, such as the service and distribution plan for that class. The Company has applied for an order of exemption from the Securities and Exchange Commission to permit it to retain new Managers that are unaffiliated with the Adviser without obtaining shareholder approval. There can, of course, be no assurance the exemptive relief will be granted.

The Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove a person serving as Director. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company. See "Other Information -- Voting Rights" in the SAI.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund, a class or the Company, as applicable, means the vote of the lesser of: (1) 67% of the shares of the Fund (a class or the Company) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (a class or the Company).

PERFORMANCE INFORMATION

The Fund may, from time to time, include the yield and total return for shares (including each class) in advertisements or reports

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

to shareholders or prospective investors. The methods used to calculate the yield and total return of the Fund are mandated by the SEC.

Quotations of "yield" will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share for each class on the last day of the period.

Quotations of yield reflect the Fund's (and its classes') performance only during the particular period on which the calculations are based. Yields will vary based on changes in market conditions, the level of interest rates and the level of the Fund's and each class's expenses, including class-specific expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in shares of the Fund (or class) over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund (and class-specific expenses) on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Performance information for the Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see the SAI.

ACCOUNT SERVICES

All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

Furman Selz, the Company's Administrator, provides fund accounting functions for the Fund, and provides personnel and facilities to perform shareholder servicing and transfer agency-related services for the Company.

SHAREHOLDER INQUIRIES

All shareholder inquiries should be directed to Furman Selz Mutual Funds Department, 237 Park Avenue, New York, New York 10017.

General and Account Information:
(800) 261-FUND(3863).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

APPENDIX
DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

Excerpts from Moody's description of its bond ratings are listed as follows:
AAA -- judged to be the best quality and they carry the smallest degree of investment risk; AA -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA -- judged to have speculative elements, their future cannot be considered as well assured;
B -- generally lack characteristics of the desirable investment; CAA -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; CA -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

Excerpts from S&P's description of its bond ratings are listed as follows:
AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S COMMERCIAL
PAPER RATINGS:

Excerpts from Moody's commercial paper ratings are listed as follows:
PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; NOT PRIME -- issuers rated Not Prime do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR
CORPORATE DEBT:

INVESTMENT GRADE RATINGS: AAA -- has the highest rating assigned by S&P -- capacity to pay interest and repay principal is extremely strong;
AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- is regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATINGS: BB, B, CCC, CC, C -- regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI -- reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. PLUS (+) OR MINUS (-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR SHORT-TERM CORPORATE DEMAND OBLIGATIONS AND COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 -- the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- capacity for timely payment on issues with this designation is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment -- however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment; C -- short-term debt obligations with a doubtful capacity for payment; D -- in payment default -- the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  ADDRESS FOR:
                                      ESC
                               [LOGO] STRATEGIC
                                      FUNDS
                          ESC STRATEGIC SMALL CAP FUND
                                 A PORTFOLIO OF
                           ESC STRATEGIC FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                              (800) 261-FUND(3863)

                       INVESTMENT ADVISER AND DISTRIBUTOR

                        Equitable Securities Corporation
                           800 Nashville City Center
                                511 Union Street
                        Nashville, Tennessee 37219-1743

                                 ADMINISTRATOR

                            Furman Selz Incorporated
                                237 Park Avenue
                            New York, New York 10017

                                   CUSTODIAN

                       Investors Fiduciary Trust Company
                              127 West 10th Street
                          Kansas City, Missouri 64105

                                    COUNSEL

                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                            INDEPENDENT ACCOUNTANTS

                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

--------------------------------------------------------------------------------